Exhibit 4.3

027397
Common Stock

REDPOINT BIO CORPORATION
SEE REVERSE FOR CERTAIN DEFINITIONS

	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP 757736 10 3

THIS CERTIFIES THAT

IS THE OWNER OF

CERTIFICATE OF STOCK

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $0.0001 PER SHARE , OF

REDPOINT BIO CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the seal of the Corporation and the signature of its duly authorized officers.

Dated:

	CHIEF FINANCIAL OFFICER, TREASURER	PRESIDENT AND
	AND SECRETARY	CHIEF EXECUTIVE OFFICER
SECURITY COLUMDIAN UNITED STATES BANKNOTE CORPORATION
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT
AND REGISTRAR
BY

AUTHORIZED SIGNATURE

The Company will furnish to any shareholder upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and the designation, relative rights, preferences and limitations of each series of preferred shares which the Company is authorized to issue so far as the same have been fixed, and the authority of the Board of Directors of the Company to designate and fix the relative rights, preferences and limitations of other series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—as tenants in common	UNIF GIFT MIN ACT—	Custodian
TEN ENT	—as tenants by the entireties		(Cust)	(Minor)
JT TEN	—as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.

For value received,                     hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.